Exhibit 13.1

RULE 15d-14(b) CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of MobiFon Holdings B.V., a company incorporated under the laws of the Netherlands (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Transition Report on Form 20-F for the transition period from January 1 to March 31, 2005 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 29, 2005	/s/ E A J de Rijk
Date	Name: Erik de Rijk
Title: Chief Executive Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

RULE 15d-14(b) CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of MobiFon Holdings B.V., a company incorporated under the laws of the Netherlands (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Transition Report on Form 20-F for the transition period from January 1 to March 31, 2005 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 29, 2005	/s/ M L J M Heere
Date	Name: Michiel Heere
Title: Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.